ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

5,174 records
Balance: 1,024,183,061
All records

Selection Criteria: All records
Table of Contents

1. Summary
2. Summary
3. Mortgage Rate
4. Margin (ARM Loans)
5. Floor (ARM Loans)
6. Ceiling (ARM Loans)
7. Initial Cap (ARM Loans)
8. Periodic Cap (ARM Loans)
9. CLTV (without silent second)
10. Credit Score
11. DTI
12. Original Principal Balance
13. Loan Purpose
14. Product Type
15. Interest Only Term
16. Loan Type
17. Property Type
18. Documentation
19. Lien
20. State

1. Summary

Total Number of Loans: 5,174
Total Loan Balance: 1,024,183,060.65
Average Loan Balance: 197,948.02
WA CLTV (w/o Silent Sec): 81.00
WAC: 8.481
WA Rem Term: 360
Fixed Rate: 4.87
IOs: 9.88
MH: 0.00
1st Lien: 95.11
% Owner Occupied: 92.94
% Full Doc: 60.93
% Stated: 38.33
% Cash Out: 60.25
% Purchase: 32.68

Top

2. Summary

% Portfolio with Silent Second: 17.85
Balance with Silent Second: 182,819,040.51
Number of Loans with Silent Second: 973
CLTV: 84.43
California %: 23.33
% with Prepay: 71.45

Top

3. Mortgage Rate

Mortgage Rate	Balance	% Balance
5.500 - 5.999	14,098,095.81	1.38
6.000 - 6.499	39,400,088.87	3.85
6.500 - 6.999	100,729,215.05	9.84
7.000 - 7.499	105,206,741.96	10.27
7.500 - 7.999	183,246,322.63	17.89
8.000 - 8.499	135,092,918.00	13.19
8.500 - 8.999	141,946,687.27	13.86
9.000 - 9.499	76,506,798.64	7.47
9.500 - 9.999	79,990,733.22	7.81
10.000 - 10.499	40,711,523.66	3.98
10.500 - 10.999	36,914,239.17	3.6
11.000 - 11.499	19,248,608.94	1.88
11.500 - 11.999	20,216,932.36	1.97
12.000 - 12.499	14,101,750.07	1.38
12.500 - 12.999	10,272,925.01	1
13.000 - 13.499	3,736,071.08	0.36
13.500 - 13.999	2,522,084.91	0.25
14.000 - 14.499	241,324.00	0.02
Total:	1,024,183,060.65	100

Top

4. Margin (ARM Loans)

Margin (ARM Loans)	Balance	% Balance
2.501 - 3.000	54,625.00	0.01
3.501 - 4.000	361,261.16	0.04
4.001 - 4.500	1,394,984.00	0.14
4.501 - 5.000	8,354,138.33	0.86
5.001 - 5.500	18,712,917.19	1.92
5.501 - 6.000	42,787,024.81	4.39
6.001 - 6.500	819,273,417.71	84.09
6.501 - 7.000	61,517,761.81	6.31
7.001 - 7.500	19,671,165.16	2.02
7.501 - 8.000	1,890,295.04	0.19
8.001 - 8.500	240,000.00	0.02
Total:	974,257,590.21	100

Top

5. Floor (ARM Loans)

Floor (ARM Loans)	Balance	% Balance
5.501 - 6.000	16,006,848.85	1.64
6.001 - 6.500	42,612,388.27	4.37
6.501 - 7.000	104,389,676.98	10.71
7.001 - 7.500	112,212,218.29	11.52
7.501 - 8.000	176,982,272.37	18.17
8.001 - 8.500	142,399,404.51	14.62
8.501 - 9.000	131,955,773.86	13.54
9.001 - 9.500	76,111,708.40	7.81
9.501 - 10.000	74,780,699.84	7.68
10.001 - 10.500	39,556,404.57	4.06
10.501 - 11.000	30,637,160.09	3.14
11.001 - 11.500	13,303,186.21	1.37
11.501 - 12.000	10,692,197.71	1.1
12.001 - 12.500	2,494,550.26	0.26
12.501 - 13.000	77,900.00	0.01
13.001 - 13.500	45,200.00	0
Total:	974,257,590.21	100

Top

6. Ceiling (ARM Loans)

Ceiling (ARM Loans)	Balance	% Balance
9.001 - 9.500	353,836.71	0.04
9.501 - 10.000	414,900.00	0.04
10.001 - 10.500	108,413.18	0.01
10.501 - 11.000	897,949.16	0.09
11.001 - 11.500	568,100.00	0.06
11.501 - 12.000	16,555,875.55	1.7
12.001 - 12.500	41,988,876.07	4.31
12.501 - 13.000	104,184,190.92	10.69
13.001 - 13.500	112,711,222.01	11.57
13.501 - 14.000	175,361,214.18	18
14.001 - 14.500	142,105,997.92	14.59
14.501 - 15.000	131,054,906.78	13.45
15.001 - 15.500	76,435,715.32	7.85
15.501 - 16.000	75,012,993.57	7.7
16.001 - 16.500	39,193,204.57	4.02
16.501 - 17.000	30,805,160.09	3.16
17.001 - 17.500	13,303,186.21	1.37
17.501 - 18.000	10,692,197.71	1.1
18.001 - 18.500	2,386,550.26	0.24
18.501 - 19.000	77,900.00	0.01
19.001 - 19.500	45,200.00	0
Total:	974,257,590.21	100

Top

7. Initial Cap (ARM Loans)

Initial Cap (ARM Loans)	Balance	% Balance
1	593,993.02	0.06
2	1,344,353.79	0.14
3	972,319,243.40	99.8
Total:	974,257,590.21	100

Top

8. Periodic Cap (ARM Loans)

Periodic Cap (ARM Loans)	Balance	% Balance
1	972,248,191.58	99.79
1.5	2,009,398.63	0.21
Total:	974,257,590.21	100

Top

9. CLTV (without silent second)

CLTV (without silent second)	Balance	% Balance
15.01 - 20.00	385,000.00	0.04
20.01 - 25.00	649,474.18	0.06
25.01 - 30.00	2,369,610.41	0.23
30.01 - 35.00	3,112,739.52	0.3
35.01 - 40.00	1,467,972.01	0.14
40.01 - 45.00	4,877,483.08	0.48
45.01 - 50.00	8,016,465.49	0.78
50.01 - 55.00	13,885,538.62	1.36
55.01 - 60.00	23,918,664.10	2.34
60.01 - 65.00	51,072,526.77	4.99
65.01 - 70.00	70,327,429.82	6.87
70.01 - 75.00	81,181,666.95	7.93
75.01 - 80.00	336,791,786.47	32.88
80.01 - 85.00	91,257,417.26	8.91
85.01 - 90.00	158,853,833.37	15.51
90.01 - 95.00	97,918,171.83	9.56
95.01 - 100.00	77,710,480.77	7.59
100.01 >=	386,800.00	0.04
Total:	1,024,183,060.65	100

Top

10. Credit Score

Credit Score	Balance	% Balance
<= 0	3,790,021.00	0.37
1 - 500	2,359,200.00	0.23
501 - 520	51,374,701.69	5.02
521 - 540	51,514,755.52	5.03
541 - 560	64,524,471.35	6.3
561 - 580	115,573,746.98	11.28
581 - 600	181,193,553.90	17.69
601 - 620	168,037,811.93	16.41
621 - 640	152,704,858.74	14.91
641 - 660	114,694,387.51	11.2
661 - 680	80,675,048.66	7.88
681 - 700	17,605,456.42	1.72
701 - 720	9,112,541.09	0.89
721 - 740	7,059,355.88	0.69
741 - 760	1,490,966.87	0.15
761 >=	2,472,183.11	0.24
Total:	1,024,183,060.65	100

Top

11. DTI

DTI	Balance	% Balance
<= 0.00	3,848,270.00	0.38
0.01 - 11.00	3,677,490.00	0.36
11.01 - 16.00	5,938,874.75	0.58
16.01 - 21.00	14,136,669.96	1.38
21.01 - 26.00	32,630,307.53	3.19
26.01 - 31.00	54,251,962.06	5.3
31.01 - 36.00	98,770,789.33	9.64
36.01 - 41.00	161,258,716.49	15.75
41.01 - 46.00	219,125,990.58	21.4
46.01 - 51.00	230,405,366.71	22.5
51.01 - 56.00	174,333,576.43	17.02
56.01 - 61.00	25,805,046.81	2.52
Total:	1,024,183,060.65	100

Top

12. Original Principal Balance

Original Principal Balance	Balance	% Balance
<= 49,999	24,022,298.45	2.35
50,000 - 99,999	63,433,730.38	6.19
100,000 - 149,999	111,926,102.08	10.93
150,000 - 199,999	123,399,176.34	12.05
200,000 - 249,999	105,927,834.71	10.34
250,000 - 299,999	109,537,692.21	10.7
300,000 - 349,999	102,679,437.11	10.03
350,000 - 399,999	80,131,725.39	7.82
400,000 - 449,999	61,656,535.21	6.02
450,000 - 499,999	49,326,225.41	4.82
500,000 - 549,999	38,061,425.14	3.72
550,000 - 599,999	30,401,646.50	2.97
600,000 - 649,999	27,476,170.57	2.68
650,000 - 699,999	14,128,050.00	1.38
700,000 - 749,999	12,967,357.29	1.27
750,000 - 799,999	14,642,612.31	1.43
800,000 - 849,999	9,862,735.43	0.96
850,000 >=	44,602,306.12	4.35
Total:	1,024,183,060.65	100

Top

13. Loan Purpose

Loan Purpose	Balance	% Balance
C	617,054,906.06	60.25
P	334,698,206.86	32.68
R	72,429,947.73	7.07
Total:	1,024,183,060.65	100

Top

14. Product Type

Product Type	Balance	% Balance
ARM	974,257,590.21	95.13
FXD	49,925,470.44	4.87
Total:	1,024,183,060.65	100

Top

15. Interest Only Term

Interest Only Term	Balance	% Balance
0	922,991,970.70	90.12
60	101,191,089.95	9.88
Total:	1,024,183,060.65	100

Top

16. Loan Type

Loan Type	Balance	% Balance
10 Yr Fixed	38,000.00	0
15 Yr Fixed	227,940.00	0.02
20 Yr Fixed	246,043.00	0.02
30 Yr Fixed	49,138,987.44	4.8
ARM 15/15	395,542.25	0.04
ARM 2/13	120,000.00	0.01
ARM 2/28	426,535,694.29	41.65
ARM 2/28- IO 5Yrs	90,499,530.95	8.84
ARM 2/28-40YR Amortization	374,550,381.73	36.57
ARM 3/12	100,001.00	0.01
ARM 3/27	14,602,750.08	1.43
ARM 3/27- IO 5Yrs	2,067,834.00	0.2
ARM 3/27-40YR Amortization	14,703,558.58	1.44
ARM 5/25	5,392,891.00	0.53
ARM 5/25- IO 5Yrs	8,623,725.00	0.84
ARM 5/25-40YR Amortization	36,665,681.33	3.58
BALLOON 40/30	274,500.00	0.03
Total:	1,024,183,060.65	100

Top

17. Property Type

Property Type	Balance	% Balance
Single Family	775,662,257.50	75.73
Condominium	42,491,085.97	4.15
Condo - 5 Stories & up	4,802,226.91	0.47
PUD	115,599,322.81	11.29
2-4 family	556,863.04	0.05
Condominium	852,905.00	0.08
2-4 family	60,048,934.18	5.86
2-4 family	24,169,465.24	2.36
Total:	1,024,183,060.65	100

Top

18. Documentation

Documentation	Balance	% Balance
Full Documentation	624,033,811.28	60.93
Lite Documentation	5,460,695.00	0.53
No Documentation	2,139,070.00	0.21
Stated Documentation	392,549,484.37	38.33
Total:	1,024,183,060.65	100

Top

19. Lien

Lien	Balance	% Balance
1	974,107,097.96	95.11
2	50,075,962.69	4.89
Total:	1,024,183,060.65	100

Top

20. State

State	Balance	% Balance
Alabama	4,301,313.54	0.42
Alaska	293,001.00	0.03
Arizona	22,799,311.35	2.23
Arkansas	1,460,375.00	0.14
California	238,942,621.77	23.33
Colorado	18,717,185.86	1.83
Connecticut	12,383,774.00	1.21
Delaware	930,100.00	0.09
District of Columbia	2,544,526.00	0.25
Florida	120,133,633.90	11.73
Georgia	20,833,642.77	2.03
Hawaii	14,503,290.57	1.42
Idaho	3,575,462.62	0.35
Illinois	28,889,490.69	2.82
Indiana	5,624,033.47	0.55
Iowa	1,870,535.97	0.18
Kansas	2,568,992.25	0.25
Kentucky	3,889,587.60	0.38
Louisiana	3,087,815.00	0.3
Maine	8,328,353.77	0.81
Maryland	28,387,516.24	2.77
Massachusetts	82,517,661.53	8.06
Michigan	22,879,524.89	2.23
Minnesota	7,460,468.00	0.73
Mississippi	947,894.00	0.09
Missouri	9,220,777.74	0.9
Montana	467,960.00	0.05
Nebraska	136,000.00	0.01
Nevada	16,744,922.31	1.63
New Hampshire	7,987,727.00	0.78
New Jersey	47,103,307.83	4.6
New York	81,909,331.88	8
North Carolina	10,752,284.19	1.05
North Dakota	231,625.00	0.02
Ohio	16,170,437.97	1.58
Oklahoma	2,368,100.17	0.23
Oregon	7,753,045.07	0.76
Pennsylvania	18,129,594.13	1.77
Rhode Island	11,649,789.13	1.14
South Carolina	7,431,005.63	0.73
South Dakota	524,740.00	0.05
Tennessee	6,961,152.25	0.68
Texas	47,519,433.60	4.64
Utah	6,771,942.53	0.66
Vermont	2,018,234.41	0.2
Virginia	32,578,863.82	3.18
Washington	20,956,974.20	2.05
Wisconsin	9,229,100.00	0.9
Wyoming	1,696,600.00	0.17
Total:	1,024,183,060.65	100

Top

Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
6/15/2006 17:21

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.